Corporate Overview March 2020

Safe Harbor Statement This presentation contains forward-looking statements, including statements related to the continued development of vecabrutinib (SNS-062) and other product candidates, including the timing and preliminary results of Phase 1b/2 trial of vecabrutinib and the therapeutic potential of vecabrutinib, further development and potential of its kinase inhibitor pipeline, planned development of SNS-510, size and potential market for vecabrutinib and SNS-510 and the sufficiency of its cash resources and financial position. These forward-looking statements represent Sunesis’ beliefs and assumptions only as of the date of this presentation. Forward-looking statements involve risks and uncertainties. Sunesis' actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, the risk that Sunesis' development activities for vecabrutinib and other product candidates could be otherwise halted or significantly delayed for various reasons, the risk that Sunesis' clinical studies for vecabrutinib and other product candidates may not demonstrate safety or efficacy or lead to regulatory approval, risks related to Sunesis' need for substantial additional funding to complete the development and commercialization of vecabrutinib and other product candidates, the risk that data to date and trends may not be predictive of future data or results, risks related to the timing or conduct of Sunesis' clinical trials, and risks related to Sunesis' ability to raise the capital that it believes to be accessible and is required to fully finance the development and commercialization of vecabrutinib and other product candidates. Additional risks and uncertainties relating to Sunesis can be found under the heading "Risk Factors" and elsewhere in Sunesis’ Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on March 10, 2020 and Sunesis' other filings with the Securities and Exchange Commission. Sunesis expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Sunesis' expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Sunesis Overview TAK-580: Pan-RAF inhibitor Partnered Programs Vosaroxin: Topo2 inhibitor for AML Partner DOT Therapeutics-1 Denovo Biopharma Preclinical Phase 1 Phase 2 Phase 3 B-Cell Malignancies Vecabrutinib BTK Hematologic/Solid Tumors SNS-510 PDK1 Kinase Inhibitor Pipeline

BTK Inhibition is a Backbone of Therapy for CLL Imbruvica: first covalent BTK inhibitor approved Imbruvica 2019 sales: >$7B CLL market share leader (across all lines of therapy) GlobalData estimates 2025 sales >$12B Johnson & Johnson and AbbVie annual reports and earnings releases, GlobalData Forecast Feb 2020

Exhibit 99.1

Relapse from Ibrutinib Associated with Acquired Resistance Mutations

Landmark Analysis of 308 Ibrutinib-Treated Patients: ~30% Relapsed at 5 years


CLL Progression
Other event
Transformation
CLL progression
Cumulative Incidence of Discontinuation of Ibrutinib Therapy
0.4
0.3
0.2
0.1
0
1
2
3
4
5
6
Time (years)

BTK C481x: Most Common Resistance Mutation

THE OHIO STATE UNIVERSITY COMPREHENSIVE CANCER CENTER

- 80% of relapsed patients sequenced had a BTK C481 mutation
- Appears ~9 months before relapse

ERIC european research initiative on CLL

- 50% of relapsed patients had a BTK C481 mutation

filo FRENCH INNOVATIVE LEUKEMIA ORGANIZATION

- 88% of relapsed patients had a BTK C481 mutation

Woyach et al., J Clin Oncol 2017
Scarfo et al. (ERIC), EHA 2018
Quinquenel et al. (FILO), Blood 2019

sunesis Pharmaceuticals, Inc.

5

Vecabrutinib Non-covalent BTK inhibitor

Vecabrutinib BTK Kinase Domain Interaction Differentiated from Ibrutinib Cys481 vecabrutinib ibrutinib Hinge αC-helix Thr474 (gatekeeper) Activation loop Cys481 Hinge αC-helix Thr474 (gatekeeper) Activation loop Vecabrutinib distinct kinase domain interaction translates into improved selectivity over ibrutinib and maintained activity against BTK C481S

Vecabrutinib - Selective Kinase Inhibitor Highly selective BTK inhibitor with nanomolar potency1 Emerging ITK role in CLL and other indications: Improves T cell number and function2 Contributes to ibrutinib activity in chronic graft-versus-host disease3 Improves activity of anti-CD19 CAR-T cells in CLL patients4 Profiling vecabrutinib BTKi/ITKi activities in nonclinical models ongoing, T-cell/leukocyte profiling incorporated into Phase 2 TEC Family Kinases Other Kinases BTK ITK TEC† TXK BMX LCK† SRC BLK NEK11 EGFR IC50 nM 3 14 14 474 224 8 84 23 90 >6000 †Activated. 1 Sunesis data: 234 kinase kinome screen 2 Long et al., JCI 2017 3 Ibrutinib prescribing information 2017; Miklos et al., Blood 2017; Schutt et al., PLoS 2015 4 Gauthier et al., ASH 2018

Vecabrutinib Differentiated Kinase Inhibition Profile TEC Family Kinases Inhibition of Other Kinases IC50 (nM) BTK ITK Tec# TXK* BMX* Notable Target Kinases Ibrutinib2 0.5 10.7 78 2.03 0.8 >10 more: EGFR family Acalabrutinib3 5.1 >1000 93 368 46 Selective Zanubrutinib4 0.22 30 1.9 n/a n/a N/A (not published) Vecabrutinib1 3 14 14 474 224 Selective: only 4, including SRC family, NEK11 ARQ 5315 0.85 >10000 5.8 36.4 5.23 >20 more: SRC & TRK families, RAF1, MEK1 Loxo-3056 3.15 >5000 1234 209 1155 Selective: ERBB4 (13.3 nM), BRK, MEK2 CG-8067 (Aptose) 8.4 4.3 >1000 n/a 14.5 18 w/ IC50 <10 nM: FLT3 (wt, ITD) c-MET, TRK family & Aurora kinases n/a=not available * Determined with vecabrutinib free base (also relevant for SRC and EGFR) # Activated 1 Neuman et al., ASH 2016 2 Honigberg et al., PNAS 2010 3 Byrd et al., NEJM 2016 covalent non-covalent 4 Tam et al., ASH 2016; Sun et al., AACR 2014 5 Reiff et al., Cancer Discovery 2018 6 Brandhuber et al., SOHO 2018 7 Zhang et al., EHA 2018

Exhibit 99.1

Vecabrutinib Active in Wild-type and C481S Mutant BTK

BTK Inhibition – Kinase Assays			
IC_{50} nM	WT BTK	C481S BTK	Fold Change
Vecabrutinib	4.6	1.1	0.2
Ibrutinib	0.1	6.6	66
Acalabrutinib	4.2	707	168

[ATP] = 50 µM


BTK C481S
% Activity
120
100
80
60
40
20
0
0.01
0.1
1
10
100
1000
10000
nM compound
Ibrutinib
Acalabrutinib
Vecabrutinib

- Activity of ibrutinib and acalabrutinib is profoundly affected[1-4]
  - Poor PK contributes to resistance in patients with BTK C481 mutations
- Vecabrutinib active against BTK C481S mutation and induces apoptosis in BTK-dependent lymphoma cell lines[1-4]
  - Clinical PK profiles suggest target levels that provide sustained BTK inhibition required for clinical activity are achievable[2,5]

[1]Binnerts et al., EORTC-AACR-NCI 2015
[2]Neuman et al., ASH 2016
[3]Fabian et al., AACR 2017
[4]Libre, Salles, Sujobert et al., EHA 2018
[5]062-HEM-102 Sunesis data

sunesis Pharmaceuticals, Inc.
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Vecabrutinib in B-Cell Malignancies Phase 1b/2 Trial Status and Preliminary Data

Vecabrutinib in B-Cell Malignancies Phase 1b/2 Study Design C 1 25 Phase 1b CLL/SLL, MCL, WM, DLBCL-ABC, FL, MZL ≥ 2 prior regimens, includes BTK inhibitor if approved for the indication Modified 3+3 Design ≥1 Prior Tx* BTK C481x mutation ≥1 Prior Tx* no BTK C481x mutation ≥2 Prior Tx BTK C481x mutation ≥ 1 Prior Tx* ibrutinib intolerant# Phase 2 CLL/SLL C 2 50 C 3 100 C 4 200 C 5 300 Note: doses are for vecabrutinib succinate; conversion factor to vecabrutinib is 0.82. For example, 100 mg vecabrutinib succinate corresponds to 82 mg vecabrutinib. C 7 500 * Most recent therapy: any covalent BTKi # Intolerant to any covalent BTKi C 6 400 Cohort # Dose (mg BID)

Phase 1b/2 Vecabrutinib in B-Cell Malignancies Currently treating 9 patients across 300 mg, 400 mg, & 500 mg doses 400 mg response assessments completed Initial 500 mg response assessments: 2Q20 5 of 6 patients are on treatment (3 CLL, 2 MCL)

Baseline Characteristics Cohorts 1 - 7 All Patients Cohorts 1-7 N=39 Indication 30 CLL 4 MCL, 3 WM, 1 MZL, 1 DLBCL Median age (range) 67 (47- 86) ECOG PS 0 19 (49%) ECOG PS 1 19 (49%) ECOG PS 2 1 (3%) Median prior tx (range) 4 (2-9) ≥1 Chemotherapy 31 (79%) Covalent BTKi 39 (100%) 33 IBR, 6 Acala Venetoclax 15 (39%) CAR-T 2 (5%) Del (17p) 14 (36%) Del (13q) 15 (39%) Trisomy 12 9 (23%) Mutation Status of CLL Patients N=30 Unmutated IGHV 25 (83%) TP53 mutations 20 (67%) Del (17p) 14 (47%) BTK C481 mutationa 16 (53%) BTK C481Sb 13 (43%), VAF% range 5-93 BTK C481Rb 3 (10%) VAF%: 4, 49, 77 BTK C481P 1 (3%) VAF% 28 BTK C481Fb 1 (3%) VAF% 16 BTK T474Ib 1 (3%) VAF% 32 PLCg2c 5 (17%) NOTCH1 4 (13%) SF3B1 7 (23%) ATM 5 (17%) VAF = variant allelic frequency a As determined by NGS (detection limit 5%) b 1 pt: BTK C481S,R,F mut.; 1pt: BTK C481S, T474I mut. c 1 patient carried an S707F activating mut. Allan et al., ASH 2019, Sunesis data - Preliminary data as of 16Mar2020

Vecabrutinib Very Well Tolerated TEAEs ≥10% Drug-Related TEAEs ≥5% and Any Drug-Related Grade 3 or 4 TEAE No drug-related Grade 3 or Grade 4 TEAE have been observed at dose levels higher than 50 mg (Cohort 2) No drug-related bleeding, arthralgia, or cardiac AEs have been reported Allan et al., ASH 2019, Sunesis data - Preliminary data as of 16Mar2020; TEAE=treatment-emergent adverse event

Exhibit 99.1

Clinical Activity in Patients with Diverse Poor Prognostic Features +/- BTK C481S Mutations


Dose mg BID
25
50
100
200
300
400
100
50
0
-50
%SPD Change
SD
+

Patient #	3	18	13	20	22	23	27	32	2	1	31	29	26	14	12	28	11	33
Diagnosis	CLL	CLL	CLL	CLL	CLL	CLL	CLL	CLL	CLL	CLL	CLL	CLL	MZL	CLL	CLL	CLL	CLL	CLL
Starting dose	25	100	50	200	200	200	300	400	25	25	400	300	300	100	50	300	50	400
BTK C481S VAF				7%		20%	12%	5%		58%		56%		93%			91%	
TP53 mut	✓	✓	✓	✓	✓	✓	✓		✓	✓		✓	✓	✓			✓	
17p(del)	✓	✓			✓		✓		✓				U		✓		✓	
IgHV unmutated	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	U	✓		U	H	✓	U	✓
Prior venetoclax			✓	✓					✓			✓			✓		✓	

H=hypermutated; SD=stable disease as assessed by investigator; SPD=sum of the product of the diameters; U=unknown or not determined; VAF=variant allelic frequency at baseline; +=On treatment. Patient 22 had a known activating mutation in PLCg2 (S707F). Data from all evaluable, scanned patients.

Cohorts 5 & 6


Dose mg BID
300
400
100
50
0
-50
%SPD Change
SD
+
27
32
31
29
26
28
33
Patient Number

- SD observed in 5 of 8 evaluable patients
- Four patients continue on treatment
  - CLL patient 28 SPD reduction improved from -41 to -47% (C4, C7 scans) with hem normalization; patient in C8
  - CLL patients 31, 32 and 33 are in C5
  - MZL patient 26 completed 8 cycles before progressing

Allan et al., ASH 2019, Sunesis data - Preliminary data as of 16Mar2020 sunesis Pharmaceuticals, Inc.
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Exposure Increased With Dose: Cycle 1 Day 8 Concentration-Time Profiles C1D8 median Cmin values: 75 ng/mL (Cohort 1), 451 ng/mL (Cohort 2), 873 ng/mL (Cohort 3), 1124 ng/mL (Cohort 4), 1950 ng/mL (Cohort 5), 1530 ng/mL (Cohort 6), 2555 ng/mL (Cohort 7) Linear Scale Log Scale Allan et al., ASH 2019, Sunesis data - Preliminary data as of 16Mar2020

Pharmacodynamic Effects: Reductions in Chemokine CCL4 N=24 Allan et al., ASH 2019, Sunesis data - Preliminary data as of 16Mar2020

Vecabrutinib Summary Evidence of clinical activity in covalent BTKi-relapsed patients with and without C481-mutated BTK disease Exposure increased with dose Very well tolerated Currently treating patients across 3 dose levels (300 to 500 mg BID) Additional response assessments in 2Q20

SNS-510 PDK1 inhibitor

Unique Dual PDK1 Inhibition Mechanism of SNS-510 PDK1 is a master kinase that activates other kinases important to cell growth and survival including members of AKT, PKC, RSK and SGK families. Cunningham J T , and Ruggero D, Cancer Discovery 2013;3:1099-1102

PDK-1 Alterations in Cancer Gagliardi et al, Semin Cancer Biol 2018

Exhibit 99.1

SNS-510: Selective Potent Inhibitor of PDK1


PDK1 Inhibition
100
80
60
40
20
0
%activity
dephosph-PDK1
phosph-PDK1
0.01
0.1
1
10
100
[SNS-510] nM

Kinase	IC50 nM
Phosphorylated PDK1	3.9
Dephosphorylated PDK1	3.1

Kinases with IC50 < 200 nM

FLT3 12nM, LCK 25.4 nM, MNK2 39.8 nM, MET 72.3 nM, PDGFRα 86.3 nM, HIPK4 92.2 nM, TRK C 146 nM, RON 162 nM

Hansen et al, AACR-NCI-EORTC 2015 ; Sunesis data

sunesis Pharmaceuticals, Inc.
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Sensitive and resistant classifications were used in the subsequent analysis by Fisher’s exact test and in the differential mRNA expression analysis SNS-510 Showed Potent Activity Across 320 Cell Lines from Solid Tumor & Hematologic Cancers

Mutated/Deleted CDKN2A Associated With Sensitivity to SNS-510

Mutated/Deleted CDKN2A Cell Lines from Various Tissues of Origin Show Sensitivity to SNS-510 Ranked distributions show log10 IC50 values for cell lines harboring CDKN2A mutations or deletions. Cell line responses were classified as sensitive (red), resistant (blue), or intermediate (gray). Taverna et al., AACR-NCI-EORTC 2019 Log10 IC50 (µM ) CDKN2A Mutated/Deleted Cell Lines

PDK1 overexpression in CDK4/6i resistance & sensitivity of CDKN2A mut/del cell lines supportive of SNS-510 combination with CDK4/6i in breast cancer PDK1 Mediates Acquired Resistance to CDK4/6 Inhibition

Exhibit 99.1

SNS-510 Antitumor Activity in AML Xenografts

MV4-11 FLT3-ITD Driven

FLT3-ITD; TP53 and NPM1 WT; MLL-ENL (t4;11)


Mean Tumor Volume ± SEM
Tumor Volume (mm³)
1800
1600
1400
1200
1000
800
600
400
200
0
1
4
7
10
13
16
19
22
Study Days
vehicle QDx21, po
SNS-510 5 mg/kg, QDx21, po
SNS-510 11 mg/kg, QDx21,po
SNS-510 25 mg/kg, QDx21, po

MOLM-16 FLT3-ITD Independent

FLT3 and NPM1 WT; TP53, MLL and MTOR mutated


Mean Tumor Volume ± SEM
Tumor Volume (mm³)
3500
3000
2500
2000
1500
1000
500
0
0
10
20
30
Study Days
Vehicle QDx21, p.o.
SNS-510, 10 mg/kg, QDx21, p.o.
SNS-510, 25 mg/kg, QDx21, p.o.
SNS-510, 50 mg/kg, QDx21, p.o.

Taverna et al., AACR-NCI-EORTC 2019

sunesis Pharmaceuticals, Inc.
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Exhibit 99.1

SNS-510 PDK1 Inhibitor Summary

- Broad activity in screen of 320 solid tumor & hematologic cancer cell lines
- Potential for greater clinical activity than PI3K or AKT inhibitors
  - Inhibits PI-dependent pathways (PI3K/AKT)
  - Inhibits PI-independent pathways (SGK, PKC, IKK, RSK [S6K])
- Potential to combine with CDK4/6 inhibitors
  - CDKN2A gene product regulates CDK4/6
  - PDK1 overexpression linked to CDK4/6 inhibitor resistance
- Can combine synergistically with inhibitors of CDK4/6, KRAS G12C, or BCL-2 in breast, KRAS-mutant, and lymphoma cancer cell lines
- Active in FLT3-driven and FLT3-independent AML xenograft models
- On track for IND by end of 2020

sunesis Pharmaceuticals, Inc.
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Summary

Financial Position and Capitalization As of 12/31/19, except as indicated 1 As of 3/4/20. Includes common (111.4M) plus preferred as converted (19.7M) Ticker SNSS (NASDAQ) Cash & Equivalents $34.6 million Debt $5.5 million Shares 131.1 million1 Warrants Stock Options 0.2 million 5.2 million Top Shareholders Aisling, BVF, Caxton, Nantahala, JFL Capital, Samsara, MPM, Sphera, and Bay City Covering Analysts Hartaj Singh (Oppenheimer & Co) Marc Frahm (Cowen & Co) Jim Birchenough (Wells Fargo Securities) Andrew Fein (H.C. Wainwright) Nathaniel Calloway (Edison Research)

Sunesis Highlights Vecabrutinib (BTK) Large and rapidly growing market Non-covalent BTK inhibition is validated Initial 500 mg response assessments in 2Q20 SNS-510 (PDK1) First-in-class target with huge market potential Potential synergy with CDK4/6, KRAS G12C, and BCL-2 inhibitors On track for IND by end of 2020

Thank You